UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2006

VIDEO DISPLAY CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	0-13394	58-1217564
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1868 Tucker Industrial Road
Tucker, Georgia		30084
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (770) 938-2080

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 29, 2006, Video Display Corporation and Subsidiaries executed a Loan and Security Agreement with a syndicate including RBC Centura Bank and Regions Bank to provide a $17 million line of credit to the Company and a $3.5 million line of credit to the Company’s subsidiary Fox International, Inc., both with a maturity of 24 months. These new lines of credit replace two lines of credit outstanding with Bank of America, which were terminated in conjunction with this agreement. In addition, the agreement provides for an equipment term loan of $3.0 million with payments amortized over 60 months. These loans are secured by all assets and personal property of the Company. The loan agreement contains covenants, including requirements related to tangible cash flow, ratio of debt to cash flow and assets coverage. The interest rate on these loans is a floating LIBOR rate based on a fixed charge coverage ratio, as defined in the loan documents.

Also in conjunction with this agreement, the CEO of the Company provided a $6.0 million subordinated term note with an amortization of 15 years, and a maturity of 60 months. The remaining balance of $3.0 million on the note provided to the Company by the CEO on February 27, 2006 was repaid effective with the issue of the new note.

For a complete description of the terms and conditions of these agreements, please refer to the Loan and Security Agreement and related documents, which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 10(h) and the Subordinated Note, which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 10(i).

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01(a) of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01(a) of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

10(h)

Loan and Security Agreement and related documents, dated June 29, 2006, among Video Display Corporation and Subsidiaries and RBC Centura Bank and Regions Bank as lenders and RBC Centura Bank as collateral agent.

10(i)	$6,000,000 Subordinated Note dated June 29, 2006 between Video Display Corporation and Ronald D. Ordway (holder).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2006	VIDEO DISPLAY CORPORATION

	By:	/s/ Ronald D. Ordway
Ronald D. Ordway
Chief Executive Officer